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                                                FORM 10K Exhibit 21 Page 1 of 1
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                        CONSOLIDATED STORES CORPORATION
                              LIST OF SUBSIDIARIES
                                                                  JURISDICTION
                                                                       OF
                            COMPANY                               ORGANIZATION

    T.R.O., INC.                                                       IL
    CONSOLIDATED STORES CORPORATION                                    OH
    C.S. ROSS COMPANY                                                  OH
    CSIC VENTURE, INC.                                                 DE
    INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC.                           ME
    BARN ACQUISITION CORPORATION                                       DE
    FASHION BARN, INC.                                                 NY
    MIDWESTERN HOME PRODUCTS, INC.                                     DE
    TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC.                       DE
    SS INVESTMENTS CORPORATION                                         DE
    CONSOLIDATED INTERNATIONAL EXPORT CORPORATION                   BARBADOS
    FASHION BARN OF NEW JERSEY, INC. *                                 NJ
    FASHION BARN OF FLORIDA, INC. *                                    FL
    FASHION BARN OF INDIANA, INC. *                                    IN
    FASHION BARN OF PENNSYLVANIA, INC. *                               PA
    FASHION BARN OF OKLAHOMA, INC. *                                   OK
    FASHION BARN OF CALIFORNIA, INC. *                                 CA
    FASHION BARN OF TEXAS, INC. *                                      TX
    FASHION BARN OF OHIO, INC. *                                       OH
    FASHION OUTLETS, CORP. *                                           NY
    FASHION BARN OF VERMONT, INC. *                                    VT
    FASHION BARN OF VIRGINIA, INC. *                                   VA
    FASHION BARN OF SOUTH CAROLINA, INC. *                             SC
    FASHION BARN OF NORTH CAROLINA, INC. *                             NC
    FASHION BARN OF WEST VIRGINIA, INC. *                              WV
    FASHION BONANZA, INC. *                                            NY
    ROGERS FASHION INDUSTRIES, INC. *                               NY and NJ
    SADDLE BROOK DISTRIBUTORS, INC. *                               NY and NJ
    DTS, INC. *                                                     NY and TN
    FASHION BARN OF MISSOURI, INC. *                                   MO
    FASHION BARN, INC. *                                               MA
    FASHION BARN OF GEORGIA *                                          GA

    * Subsidiary of Fashion Barn Inc.